                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 7th day of June, 2001.


                                                 /s/ Michael T. Smith
                                            ------------------------------
                                                   Michael T. Smith

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 24th day of May, 2001.


                                                 /s/ Robert W. RisCassi
                                            ------------------------------
                                                   Robert W. RisCassi

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 7th day of June, 2001.


                                                 /s/ Joseph F. Mazzella
                                            ------------------------------
                                                   Joseph F. Mazzella

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2001.


                                                 /s/ Gaynor N. Kelley
                                            ------------------------------
                                                   Gaynor N. Kelley

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 7th day of June, 2001.


                                                 /s/ David E. Jeremiah
                                            ------------------------------
                                                   David E. Jeremiah

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 26th day of May, 2001.


                                                 /s/ Jonathan G. Guss
                                            ------------------------------
                                                   Jonathan G. Guss

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 30th day of May, 2001.


                                                 /s/ Thomas L. Gossage
                                            ------------------------------
                                                   Thomas L. Gossage

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 27th day of May, 2001.


                                                 /s/ Gilbert F. Decker
                                            ------------------------------
                                                   Gilbert F. Decker

                                                                      EXHIBIT 24


                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Paul David Miller, Scott S. Meyers and Perri A. Hite, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 26th day of May, 2001.


                                                 /s/ Frances D. Cook
                                            ------------------------------
                                                   Frances D. Cook